SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2015

CAPNIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3 Twin Dolphin Drive, Suite 160

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(e):

On May 14, 2015, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Capnia, Inc. (“Capnia” or the “Company”) recommended certain changes to the compensation arrangements for the members of the Board, committees of the Board, and members of the executive management team. The Compensation Committee also approved compensation matters for certain members of the executive management team. The compensation recommendations were based on a comprehensive compensation survey and analysis provided by Compensia, Inc., that was commissioned by the Company.

Thereafter, on May 15, 2015, the Board reviewed and approved the compensation arrangements for the Board, the committees and the members of management recommended by the Compensation Committee and authorized the Company to enter into new employment agreements (each, an “Employment Agreement”) between the Company and each of the following named executive officers: (i) Anish Bhatnagar, M.D., President and Chief Executive Officer of the Company; (ii) David O’Toole, Senior Vice President, Chief Financial Officer; (iii) Anthony Wondka, Senior Vice President, Research and Development; and (iv) Kristen Yen, Vice President, Clinical and Regulatory Affairs.

Terms of the new employment agreement.

The form of Employment Agreement that was approved by the Board for each of the above named executive officers is included as Exhibit 10.1 to this Form 8-K Current Report. The Employment Agreement approved for Dr. Bhatnagar will supersede the Employment Agreement dated April 6, 2010, between the Company and Dr. Bhatnagar, which is included as Exhibit 10.7 in the Company’s Form 10-Q Quarterly Report filed on May 4, 2015 for the quarter ended March 31, 2015, the Employment Agreement approved for Mr. Wondka will supersede the Offer Letter dated May 29, 2013, between the Company and Mr. Wondka, which is included as Exhibit 10.8 in the Company’s Form 10-Q Quarterly Report filed on May 4, 2015 for the quarter ended March 31, 2015, and the Employment Agreement approved for Mr. O’Toole will supersede the Offer Letter, dated June 24, 2014, between the Company and Mr. O’Toole, which is included as Exhibit 10.20 in the Company’s Form 10-Q Quarterly Report filed on May 4, 2015 for the quarter ended March 31, 2015.

The term of each Employment Agreement is indefinite. Under the terms of each of their respective new Employment Agreements, Dr. Bhatnagar will receive an annual base salary of $460,000, Mr. O’Toole will receive an annual base salary of $274,000, Mr. Wondka will receive an annual base salary of $260,000 and Ms. Yen will receive an annual base salary of $215,000, each subject to review and adjustments based upon the Company’s normal performance review practices.

Additionally, pursuant to each Employment Agreement, each employee is entitled to certain equity awards as follows: Dr. Bhatnagar shall receive an option to acquire 150,000 shares of the Company’s common stock, which will vest as to 25% of the shares on the date of grant, and as to 1/48th of the remaining shares monthly thereafter; Mr. O’Toole shall receive an option to acquire 30,000 shares of the Company’s common stock, which will vest as to 1/48th of the total number of shares each month beginning on the one month anniversary of the date of grant; and Mr. Wondka shall receive an option to acquire 37,000 shares of the Company’s common stock, which will vest as to 1/48th of the total number of shares each month beginning on the one month anniversary of the date of grant. Vesting for each of the equity awards shall be conditioned upon each employee continuing to provide services to the Company through the relevant vesting dates and will also be subject to certain accelerated vesting provisions described below.

Each Employment Agreement also provides that upon the termination of employment by the Company without “Cause” (as defined in each Employment Agreement) or resignation by the employee for “Good Reason” (as defined in each Employment Agreement), and subject to each employee signing and not revoking a separation agreement and release of claims, then each employee will be entitled to the following severance payments and benefits:

•	Dr. Bhatnagar

•	if such termination or resignation occurs prior to six (6) months before a Change in Control (as defined in the Employment Agreement) of the Company: (i) continuing payments of severance pay at a rate equal to such employee’s base salary rate for fifteen (15) months from the date of such termination without Cause or resignation for Good Reason; (ii) if the employee elects continuation coverage pursuant to the Consolidated Budget Reconciliation Act of 1985 (“COBRA”), then the Company will reimburse employee on the last day of each month for a period ending fifteen (15) months after the employment termination date for the COBRA premiums paid during such period for such coverage (at the coverage levels in effect immediately prior to employee’s termination); and (iii) twenty-five percent (25%) of any unvested equity awards held by employee as of the date of such termination without Cause or resignation for Good Reason shall immediately vest and become fully exercisable;

•	if such termination or resignation occurs within six (6) months prior to, or twelve (12) months following, a Change in Control of the Company: (i) continuing payments of severance pay at a rate equal to such employee’s base salary rate for eighteen (18) months from the date of such termination without Cause or resignation for Good Reason; (ii) if the employee elects continuation coverage pursuant to COBRA, then the Company will reimburse employee on the last day of each month for a period ending eighteen (18) months after the employment termination date for the COBRA premiums paid during such period for such coverage (at the coverage levels in effect immediately prior to employee’s termination); (iii) a payment equal to one hundred fifty percent (150%) the annual target bonus opportunity for the year in which employee is terminated without Cause or resigns for Good Reason; and (iv) one hundred percent (100%) of any unvested equity awards held by employee as of the date of such termination without Cause or resignation for Good Reason shall immediately vest and become fully exercisable; and

•	if employee is terminated without Cause or resigns for Good Reason during the term of employee’s Employee Agreement, then the employee shall have one year following such termination without Cause or resignation for Good Reason to exercise any then vested options.

•	Mr. O’Toole

•	if such termination or resignation occurs prior to three (3) months before a Change in Control (as defined in the Employment Agreement) of the Company: (i) continuing payments of severance pay at a rate equal to such employee’s base salary rate for six (6) months from the date of such termination without Cause or resignation for Good Reason; and (ii) if the employee elects continuation coverage pursuant to COBRA, then the Company will reimburse employee on the last day of each month for a period ending six (6) months after the employment termination date for the COBRA premiums paid during such period for such coverage (at the coverage levels in effect immediately prior to employee’s termination); and

•	if such termination or resignation occurs within three (3) months prior to, or six (6) months following, a Change in Control of the Company: (i) continuing payments of severance pay at a rate equal to such employee’s base salary rate for twelve (12) months from the date of such termination without Cause or resignation for Good Reason; (ii) if the employee elects continuation coverage pursuant to COBRA, then the Company will reimburse employee on the last day of each month for a period ending twelve (12) months after the employment termination date for the COBRA premiums paid during such period for such coverage (at the coverage levels in effect immediately prior to employee’s termination); (iii) a payment equal to one hundred percent (100%) the annual target bonus opportunity for the year in which employee is terminated without Cause or resigns for Good Reason; and (iv) one hundred percent (100%) of any unvested equity awards held by employee as of the date of such termination without Cause or resignation for Good Reason shall immediately vest and become fully exercisable.

•	Mr. Wondka

•	if such termination or resignation occurs prior to three (3) months before a Change in Control (as defined in the Employment Agreement) of the Company: (i) continuing payments of severance pay at a rate equal to such employee’s base salary rate for six (6) months from the date of such termination without Cause or resignation for Good Reason; (ii) if the employee elects continuation coverage pursuant to COBRA, then the Company will reimburse employee on the last day of each month for a period ending six (6) months after the employment termination date for the COBRA premiums paid during such period for such coverage (at the coverage levels in effect immediately prior to employee’s termination); and

•	if such termination or resignation occurs within three (3) months prior to, or six (6) months following, a Change in Control of the Company: (i) continuing payments of severance pay at a rate equal to such employee’s base salary rate for twelve (12) months from the date of such termination without Cause or resignation for Good Reason; (ii) if the employee elects continuation coverage pursuant to COBRA, then the Company will reimburse employee on the last day of each month for a period ending twelve (12) months after the employment termination date for the COBRA premiums paid during such period for such coverage (at the coverage levels in effect immediately prior to employee’s termination); (iii) a payment equal to one hundred percent (100%) the annual target bonus opportunity for the year in which employee is terminated without Cause or resigns for Good Reason; and (iv) one hundred percent (100%) of any unvested equity awards held by employee as of the date of such termination without Cause or resignation for Good Reason shall immediately vest and become fully exercisable.

•	Ms. Yen

•

if such termination or resignation occurs prior to three (3) months before a Change in Control (as defined in the Employment Agreement) of the Company: (i) continuing payments of severance pay at a rate equal to such employee’s base salary rate for three (3) months from the date of such termination without Cause or resignation for Good Reason; (ii) if the employee elects continuation coverage pursuant to COBRA, then the Company will reimburse employee on the last day of each month for a period ending three (3) months after the employment termination date for the COBRA premiums paid during such period for such coverage (at the coverage levels in effect immediately prior to employee’s termination); and

•	if such termination or resignation occurs within three (3) months prior to, or six (6) months following, a Change in Control of the Company: (i) continuing payments of severance pay at a rate equal to such employee’s base salary rate for six (6) months from the date of such termination without Cause or resignation for Good Reason; (ii) if the employee elects continuation coverage pursuant to COBRA, then the Company will reimburse employee on the last day of each month for a period ending six (6) months after the employment termination date for the COBRA premiums paid during such period for such coverage (at the coverage levels in effect immediately prior to employee’s termination); (iii) a payment equal to fifty percent (50%) the annual target bonus opportunity for the year in which employee is terminated without Cause or resigns for Good Reason; [and (iv) one hundred percent (100%) of any unvested equity awards held by employee as of the date of such termination without Cause or resignation for Good Reason shall immediately vest and become fully exercisable].

Each Employment Agreement also provides that in the event that the severance benefits provided for in the Employment Agreement or otherwise payable to each employee (i) constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) would be subject to the excise tax imposed by Section 4999 of the Code, then the employee’s severance benefits under the Employment Agreement will be either (x) delivered in full, or (y) delivered as to such lesser extent which would result in no portion of such severance benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in the receipt by the employee on an after-tax basis, of the greatest amount of severance benefits, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code.

•	Ed Ebbers

The Compensation Committee and the Board also approved the following changes to the compensation terms for Ed Ebbers, Senior Vice President, Chief Commercial Officer, which terms were originally set forth in the Employment Agreement dated March 30, 2015 between Mr. Ebbers and the Company and which is included as Exhibit 10.1 on the Company’s Form 8-K filed on April 14, 2015:

•	if employee is terminated without Cause or resigns for Good Reason prior to three (3) months before a Change in Control of the Company, then if employee elects continuation coverage pursuant to COBRA, then the Company will reimburse employee on the last day of each month for a period ending six (6) months after the employment termination date for the COBRA premiums paid during such period for such coverage (at the coverage levels in effect immediately prior to employee’s termination);

•	if employee is terminated without Cause or resigns for Good Reason within three (3) months prior to, or six (6) months following, a Change in Control of the Company, then, if employee elects continuation coverage pursuant to COBRA, then the Company will reimburse employee on the last day of each month for a period ending twelve (12) months after the employment termination date for the COBRA premiums paid during such period for such coverage (at the coverage levels in effect immediately prior to employee’s termination); and

•	the term of Mr. Ebbers’ employment under the Employment Agreement shall be indefinite.

The summary of each Employment Agreement set forth above is qualified in its entirety by reference to the form of Employment Agreement attached as Exhibit 10.1, which is incorporated herein by reference.

Compensation Arrangement for Audit Committee

The members of the Company’s audit committee (the “Audit Committee”) currently consists of Steinar J. Engelsen, William G. Harris (Chairman of the Audit Committee), and William James Alexander. Effective immediately for 2015, the annual cash compensation for the Audit Committee chairman is set at $15,000 and at $7,500 for the other members of the Audit Committee.

Compensation Arrangement for Compensation Committee

The members of the Compensation Committee currently consists of Steinar J. Engelsen (Chairman of the Compensation Committee), William G. Harris and Stephen Kirnon. Effective immediately for 2015, the annual cash compensation for the Compensation Committee chairman is set at $10,000 and at $5,000 for the other members of the Compensation Committee.

Compensation Arrangement for Nominating and Corporate Governance Committee

The members of the Company’s nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) currently consists of Steinar J. Engelsen, Stephen Kirnon (Chairman of the Nominating and Corporate Governance Committee) and William James Alexander. Effective immediately for 2015, cash compensation for the Nominating & Corporate Governance Committee chairman is set at $7,000 and at $3,500 for the other members of the Nominating & Corporate Governance Committee.

Compensation Arrangement for the Board of Directors

New members elected to the Board shall receive a stock option grant to purchase 20,000 shares of the common stock, which will vest monthly over four years.

All current non-employee directors will be receive a one-time grant of stock options to purchase 5,000 shares of common stock, 100% of which will vest on the earlier of the 12 month anniversary of the date of grant or day before the 2016 annual stockholder meeting.

The annual non-employee director stock option grant shall be to purchase that number of shares representing, as of the date of grant, $32,500 of value. This option shall be granted effective as of the date of each annual stockholder meeting, commencing with the 2016 annual stockholder meeting, and shall vest as to 100% of the shares on the earlier of the 12 month anniversary of the date of grant or the day before the next annual stockholder meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPNIA, INC.
Date: May 20, 2015
	By:	/s/ David O’Toole
David O’Toole
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Employment Agreement